UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2016

TARGA RESOURCES PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

1000 Louisiana, Suite 4300

Houston, Texas 77002

(Address of principal executive office) (Zip Code)

(713) 584-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition.

The information required by this item is included in Item 8.01 and incorporated herein by reference.

Item 8.01	Other Events.

On February 9, 2016, Targa Resources Partners LP (the “Partnership”) issued a press release announcing the timing of its fourth quarter and full year 2015 earnings releases and conference call and preliminary fourth quarter results. Additionally, the Partnership announced it has also identified a material weakness in the controls related to its review of the purchase accounting calculations used to estimate the preliminary fair value as of the acquisition date of the assets and liabilities acquired in the mergers of Targa Resources Corp. with Atlas Energy, L.P. and the Partnership with Atlas Pipeline Partners, L.P. The disclosure in this Item 8.01 is qualified in its entirety by the press release, a copy of which is included under Exhibit 99.1 hereto and incorporated by reference to this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated February 9, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGA RESOURCES PARTNERS LP

	By:	Targa Resources GP LLC, its general partner

Date: February 9, 2016	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release, dated February 9, 2016.

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